Lincoln Benefit Life Company
1221 N Street, Suite 200
Lincoln, Nebraska 68508

VIA EDGAR TRANSMISSION

September 7, 2018

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

RE:   Lincoln Benefit Life Variable Annuity Account ("Registrant")
File No. 811-07924

Members of the Commission:

On behalf of Lincoln Benefit Life Company and Lincoln Benefit Life Variable Annuity Account, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the semi- annual reports for the following underlying funds, for the period ended June 30, 2018, have been submitted to contract owners.

Fund Company	1940 Act Registration No.
The Alger Portfolios	811-05550
Deutsche DWS Investments VIT Funds	811-07507
Deutsche DWS Variable Series I	811-04257
Deutsche DWS Variable Series II	811-05002
Federated Insurance Series	811-08042
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Goldman Sachs Variable Insurance Trust	811-08361
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Janus Aspen Series	811-07736
JPMorgan Insurance Trust	811-07874
Lazard Retirement Series, Inc.	811-08071
Legg Mason Partners Variable Equity Trust	811-21128
Legg Mason Partners Variable Income Trust	811-06310
MFS Variable Insurance Trust	811-08326
Morgan Stanley Variable Insurance Fund, Inc.	811-07607
Oppenheimer Variable Account Funds	811-04108
PIMCO Variable Insurance Trust	811-08399
Putnam Variable Trust	811-05346
Rydex Variable Trust	811-08821
T. Rowe Price Equity Series, Inc.	811-07143
T. Rowe Price International Series, Inc.	811-07145
VanEck VIP Trust	811-05083
Wells Fargo Variable Trust	811-09255

Some of the funds included in the Fund Companies’ semi-annual report filings may not be available under every contract offered by the Registrant. We understand that each Fund Company has filed or will file these reports with the Commission.

You may direct any questions regarding this filing to the undersigned at (203) 653-3897.

Very truly yours,

/s/Megan Curoe
Megan Curoe
Assistant Secretary and Assistant Vice President